UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: October 22, 1996


                          THE MULTICARE COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)


                          Commission File No.  34-22090



               Delaware                           22-3152527
       State or other jurisdiction of          (I.R.S. Employer
       incorporation or organization)          Identification Number)



        411 Hackensack Avenue
        Hackensack, New Jersey                       07601
        (Address of principal                       Zip Code
         executive offices)



        Registrant's telephone number, including area code (201) 488-8818

Item 5.        Other Events

Third Quarter Results

          On October 17, 1996, the Company announced in a press release its 1996 third quarter earnings. A copy of the press release is attached hereto as
Exhibit 99 and is incorporated herein by reference.

Item 7.        Financial Statements and Exhibits

          (c)  Exhibits

               Exhibit 99     Press Release dated October 17, 1996.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        The Multicare Companies, Inc.


                                        Bradford C. Burkett
                                        _____________________________
                                        Bradford C. Burkett

                                        Senior Vice President,
                                        General Counsel and Secretary



October 22, 1996